EXHIBIT 20


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                           MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        __
Monthly Period Ended                                            ______________
Distribution Date                                               ______________
Determination Date                                              ______________
Number of Days in Period                                                   ___
--------------------------------------------------------------------------------

1.   Trust Activity Series 1997-1

     Beginning of Month - Aggregate Principal Receivables                 0.00

     Principal Collections on the Receivables                             0.00

     Finance Charge Collections                                           0.00

     Receivables in Defaulted Accounts                                    0.00

     End of Month - Aggregate Principal Receivables                       0.00

     Investor Interest Series 1994-1                                      0.00
     Investor Interest Series 1994-2                                      0.00
     Investor Interest Series 1995-1                                      0.00
     Investor Interest Series 1996-1                                      0.00
     Investor Interest Series 1997-1                                      0.00
     Seller Principal Receivables                                         0.00

     Total Investor Percentage with respect to...
                                                 Finance Charges     0.0000000%
                                            Charged-Off Accounts     0.0000000%
                                           Principal Receivables     0.0000000%

     Adjusted Investor Interest                                           0.00
       Class A Adjusted Investor Interest                                 0.00
       Class B Investor Interest                                          0.00
       Collateral Interest                                                0.00
     Class A Percentage with respect to...
                                                Finance Charges      0.0000000%
                                           Charged-Off Accounts      0.0000000%
                                          Principal Receivables      0.0000000%

     Class B Percentage with respect to...
                                                Finance Charges      0.0000000%
                                           Charged-Off Accounts      0.0000000%
                                          Principal Receivables      0.0000000%
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        __
Monthly Period Ended                                            ______________
Distribution Date                                               ______________
Determination Date                                              ______________
Number of Days in Period                                                   ___
--------------------------------------------------------------------------------

1.   Trust Activity Series 1997-1 (con't)

     Collateral Interest Percentage with respect to...
                                                Finance Charges      0.0000000%
                                           Charged-Off Accounts      0.0000000%
                                          Principal Receivables      0.0000000%

     Seller Percentage with respect to...
                                                Finance Charges      0.0000000%
                                           Charged-Off Accounts      0.0000000%
                                          Principal Receivables      0.0000000%
2.   Allocation of Funds in Collection Account

     Class A Available Funds                                              0.00

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #4)                       0.00
       Unpaid Class A Monthly Cap Interest                                0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                      0.00
       Unpaid Class A Monthly Servicing Fee                               0.00

     Class A Investor Default Amount                                      0.00
       Class A Investor Charge-Offs                                       0.00


     Excess Spread from Class A Finance Charge Collections                0.00

     Class A Required Amount                                              0.00

     Class B Available Funds                                              0.00

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #4)                       0.00
       Unpaid Class B Monthly Cap Interest                                0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                      0.00
       Unpaid Class B Monthly Servicing Fee                               0.00

     Class B Investor Default Amount                                      0.00
       Class B Investor Charge-Offs                                       0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        __
Monthly Period Ended                                            ______________
Distribution Date                                               ______________
Determination Date                                              ______________
Number of Days in Period                                                   ___
--------------------------------------------------------------------------------

2.   Allocation of Funds in Collection Account (con't)

     Excess Spread from Class B Finance Charge Collections                0.00
     Class B Required Amount                                              0.00

     Collateral Available Funds                                           0.00

     Collateral Interest Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                      0.00
       Unpaid Collateral Interest Monthly Servicing Fee                   0.00

     Excess Spread from Collateral Interest Finance Charge Collections    0.00

     Total Excess Spread                                                  0.00
     Excess Spread used to satisfy Class A Required Amount                0.00
       Excess Spread used to satisfy remaining
         Class A Monthly Cap Interest                                     0.00
       Excess Spread used to satisfy remaining
         Class A Monthly Servicing Fee                                    0.00
       Excess Spread used to satisfy remaining
         Class A Investor Default Amount                                  0.00
       Excess Spread used to satisfy Unreimbursed
         Class A Investor Charge-Offs                                     0.00
       Remaining Class A Required Amount                                  0.00

     Excess Spread used to satisfy Class B Required Amount                0.00
       Excess Spread used to satisfy remaining
         Class B Monthly Cap Interest                                     0.00
       Excess Spread used to satisfy remaining
         Class B Monthly Servicing Fee                                    0.00
       Excess Spread used to satisfy remaining
         Class B Investor Default Amount                                  0.00
       Excess Spread used to satisfy Unreimbursed
         Class B Investor Charge-Offs                                     0.00
       Remaining Class B Required Amount                                  0.00

     Shared Finance Charges used to satisfy Remaining
       Class A Required Amount                                            0.00

       Shared Finance Charges used to satisfy remaining
         Class A Monthly Cap Interest                                     0.00

       Shared Finance Charges used to satisfy remaining
         Class A Monthly Servicing Fee                                    0.00

       Shared Finance Charges used to satisfy remaining
         Class A Investor Default Amount                                  0.00

       Shared Finance Charges used to satisfy Unreimbursed
         Class A Investor Charge-Offs                                     0.00

       Remaining Class A Required Amount                                  0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        __
Monthly Period Ended                                            ______________
Distribution Date                                               ______________
Determination Date                                              ______________
Number of Days in Period                                                   ___
--------------------------------------------------------------------------------

2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class A
     Required Amount                                                      0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class A
       Monthly Cap Interest                                               0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class A
       Monthly Servicing Fee                                              0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class A
       Investor Default Amount                                            0.00
       Reallocated Collateral Principal Collections
         used to satisfy Unreimbursed
       Class A Charge-Offs                                                0.00
       Remaining Class A Required Amount                                  0.00

     Reallocated Class B Principal Collections used to
     satisfy remaining Class A Required Amount                            0.00
       Reallocated Class B Principal Collections
         used to satisfy remaining Class A Monthly Cap Interest           0.00
       Reallocated Class B Principal Collections
         sued to satisfy remaining Class A Monthly Servicing Fee          0.00
       Reallocated Class B Principal Collections
         used to satisfy remaining Class A Investor Default Amount        0.00
       Reallocated Class B Principal Collections
         used to satisfy Unreimbursed Class A Investor Charge-Offs        0.00

     Remaining Class A Required Amount                                    0.00

     Collateral Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                 0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                 0.00

     Shared Finance Charges used to satisfy
       Remaining Class B Required Amount                                  0.00
       Shared Finance Charges used to satisfy
         remaining Class B Monthly
       Cap Interest                                                       0.00
       Shared Finance Charges used to satisfy
         remaining Class B Monthly
       Servicing Fee                                                      0.00
       Shared Finance Charges used to satisfy
         remaining Class B Investor
       Default Amount                                                     0.00
       Shared Finance Charges used to satisfy
         Unreimbursed Class B Investor
       Charge-Offs                                                        0.00
       Remaining Class B Required Amount                                  0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       __
Monthly Period Ended                                           ______________
Distribution Date                                              ______________
Determination Date                                             ______________
Number of Days in Period                                                  ___
--------------------------------------------------------------------------------

2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class B
     Required Amount                                                      0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class B Monthly Cap Interest           0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class B Monthly Servicing Fee          0.00
       Reallocated Collateral Principal Collections
         used to satisfy remaining Class B
       Investor Default Amount                                            0.00
       Reallocated Collateral Principal Collections used
         to satisfy Unreimbursed Class B
       Charge-Offs                                                        0.00
       Remaining Class B Required Amount                                  0.00

     Collateral Interest used to satisfy
       Unreimbursed Class B Investor Charge-Offs                          0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #4)                       0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #4)                       0.00

     Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                                 0.00

     Excess Spread used to pay Collateral Monthly Interest                0.00

     Excess Spread used to satisfy excess of Class A Monthly Interest over Class A Monthly Cap Rate (other than Class A Excess Interest) 0.00

     Excess Spread used to satisfy excess of Class B Monthly Interest
     over Class B Monthly Cap Rate (other than Class B Excess Interest)   0.00

     Excess Spread used to satisfy Aggregate Collateral
       Default Amount from previous periods                               0.00

     Excess Spread used to satisfy Unreimbursed Reductions
       to Collateral Invested Amount                                      0.00

--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       __
Monthly Period Ended                                           ______________
Distribution Date                                              ______________
Determination Date                                             ______________
Number of Days in Period                                                  ___
--------------------------------------------------------------------------------

2.   Allocation of Funds in Collection Account (con't)

     Excess Spread used to fund Reserve Account
       up to Required Reserve Account                                    0.00

     Excess Spread used to satisfy payments per Loan Agreement           0.00

     Excess Spread used to satisfy Class A Excess Interest               0.00

     Excess Spread used to satisfy Class B Excess Interest               0.00

     Excess Spread used for Shared Finance Charge
       Collections for Other Series                                      0.00

     Excess Spread used to pay other accrued and
       unpaid expenses of the Trust                                      0.00

     Excess Spread paid to Holder of Exchangeable
       Seller Certificate (dollars)                                      0.00
     Excess Spread paid to Holder of Exchangeable
       Seller Certificate (percentage of Investor Interest)            0.0000%

     Unreimbursed Class A Charge-Offs                                    0.00
     Unreimbursed Class A Charge-Offs per $1,000 Original Investment     0.00

     Unreimbursed Class B Charge-Offs                                    0.00
     Unreimbursed Class B Charge-Offs per $1,000 Original Investment     0.00

     Available Principal Collections                                     0.00

     Monthly Principal Payable To Class A Certificateholders
      (See "Calculation of Monthly Principal" #5)                        0.00

     Monthly Principal Payable To Class B Certificateholders
      (See "Calculation of Monthly Principal" #5)                        0.00

     Monthly Principal Payable To Collateral Interest Holders
      (See "Collateral Interest Amount Activity" #8)                     0.00

     Monthly Principal Reinvested In Receivables
      (See "Calculation of Monthly Principal" #5)                        0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       __
Monthly Period Ended                                           ______________
Distribution Date                                              ______________
Determination Date                                             ______________
Number of Days in Period                                                  ___
--------------------------------------------------------------------------------

2.   Allocation of Funds in Collection Account (con't)

     (Net Deposit)/Draws on Shared Principal Collections                  0.00

     Required Shared Finance Charge Collections from other Series         0.00
     Draw on Shared Finance Charge Collections from other Series          0.00

     Required Shared Finance Charge Collections for other Series          0.00
     Deposit of Shared Finance Charge Collections for other Series        0.00

     Total Distribution to Class A Investors                              0.00
     Total Distribution to Class A Investors per $1,000 Invested          0.00

     Total Distributions to Class B Investors                             0.00
     Total Distribution to Class B Investors per $1,000 Invested          0.00

     Total Distribution to Collateral Interest Holders                    0.00
     Total Distribution to Collateral Interest Holders
       per $1,000 Invested                                                0.00

3.   Principal Funding Account and Reserve Account

     Beginning Balance of Principal Funding Account                       0.00
     Deposits into Principal Funding Account                              0.00
     Withdrawals from Principal Funding Account                           0.00
     Ending Balance of Principal Funding Account                          0.00

     Accumulation Shortfall                                               0.00

     Principal Funding Investment Proceeds                                0.00
     Principal Funding Investment Shortfall                               0.00

     Beginning Balance of Reserve Account                                 0.00
     Available Reserve Account Amount                                     0.00
     Required Reserve Account Amount                                      0.00
     Reserve Account Investment Proceeds                                  0.00
     Deposits from Excess Spread into Reserve Account                     0.00
     Reserve Account Draws                                                0.00
     Ending Balance of Reserve Account                                    0.00

4.   Calculation of Certificate Interest

     Class A Certificate Rate                                          0.00000%

     Previous Month's Class A Deficiency Amount                           0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       __
Monthly Period Ended                                           ______________
Distribution Date                                              ______________
Determination Date                                             ______________
Number of Days in Period                                                  ___
--------------------------------------------------------------------------------

4.   Calculation of Certificate Interest (con't)

     Class A Interest at the Certificate Rate + 0.5%
       on Deficiency Amount                                               0.00

     Covered Amount                                                       0.00
     Principal Funding Investment Proceeds                                0.00
     Principal Funding Investment Shortfall                               0.00
     Reserve Account Draws                                                0.00

     Class A Investor Certificate Interest Shortfall
       (Deficiency Amounts)                                               0.00

     This Month Class A Certificate Interest                              0.00

     Expected Class A Principal                                           0.00
     This Month Class A Cap Shortfall                                     0.00
     Class A Excess Interest                                              0.00

     Total Class A Interest Distributable to
       Class A Certificateholders                                         0.00
     Total Class A Interest Distributable per $1,000
       of Class A Original Investment                                     0.00

     Class B Certificate Rate                                          0.00000%

     Previous Month's Class B Deficiency Amount                           0.00

     Class B Interest at the Certificate Rate + 0.5%
       on Deficiency Amount                                               0.00

     Class B Investor Certificate Interest Shortfall                      0.00

     This Month Class B Certificate Interest                              0.00

     Expected Class B Principal                                           0.00
     This Month Class B Cap Shortfall                                     0.00
     Class B Excess Interest                                              0.00

     Total Class B Interest Distributable to
       Class B Certificateholders                                         0.00
     Total Class B Interest Distributable per $1,000
       of Class B Original Investment                                     0.00

     Total Certificate Interest Distributable to
       Class A and Class B Certificateholders                             0.00

     Total Interest Distributable per $1,000 of
       Original Investment to Class A
       and Class B Certificateholders                                     0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      __
Monthly Period Ended                                          ______________
Distribution Date                                             ______________
Determination Date                                            ______________
Number of Days in Period                                                 ___
--------------------------------------------------------------------------------

5.   Calculation of Monthly Principal

     Beginning Investor Interest                                          0.00

     Beginning Class A Investor Interest                                  0.00
     Class A Available Principal Collections                              0.00
     Maximum Monthly Principal to Class A Certificateholders              0.00
     Monthly Principal Payable to Class A Certificateholders              0.00
     Class A Controlled Deposit Amount                                    0.00
     Class A Controlled Accumulation Amount                               0.00
     Class A Monthly Unreimbursed Charge-Offs                             0.00
     Total Class A Monthly Principal                                      0.00
     Ending Class A Investor Interest                                     0.00

     Class A Monthly Principal Payable per $1,000 of
       Original Investment                                                0.00

     Class A Monthly Principal Reinvested in Receivables                  0.00

     Beginning Class B Investor Interest                                  0.00
     Class B Available Principal Collections                              0.00
     Maximum Monthly Principal to Class B Certificateholders              0.00
     Class B Monthly Principal                                            0.00
     Monthly Principal Payable to Class B Certificateholders              0.00
     Class B Monthly Unreimbursed Charge-Offs                             0.00
     Total Class B Monthly Principal                                      0.00
     Ending Class B Investor Interest                                     0.00

     Class B Monthly Principal Payable per $1,000 of
       Original Investment                                                0.00

     Class B Monthly Principal Reinvested in Receivables                  0.00

     Class B Reallocated Principal                                        0.00
     Prior Month's Cumulative Class B Reallocated Principal               0.00
     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                 0.00
     Prior Month's Cumulative Class B Investor Interest used to satisfy
     Unreimbursed Class A Investor Charge-Offs                            0.00
     Required Shared Principal Collections for other Series               0.00
     Deposit of Shared Principal Collections for other Series             0.00
     Required Shared Principal Collections from other Series              0.00
     Draw on Shared Principal Collections from other Series               0.00

     Ending Investor Interest                                             0.00
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      __
Monthly Period Ended                                          ______________
Distribution Date                                             ______________
Determination Date                                            ______________
Number of Days in Period                                                 ___
--------------------------------------------------------------------------------

6.   Calculation of Pool Factor

     (Ending  Certificate  Balance divided by Initial
       Principal Amount to 7 decimal places)                          0.000000

7.   Calculation of Monthly Servicing Fee

     Class A Servicing Fee Percentage                                     0.00%
     Class B Servicing Fee Percentage                                     0.00%
     Collateral Interest Amount Servicing Fee Percentage                  0.00%

     Beginning Class A Investor Interest                                  0.00
     Beginning Class B Investor Interest                                  0.00
     Beginning Collateral Investor Interest                               0.00
     Beginning Investor Interest                                          0.00

       Class A Monthly Servicing Fee                                      0.00
       Class B Monthly Servicing Fee                                      0.00
       Collateral Interest Monthly Servicing Fee                          0.00

       Total Monthly Servicing Fee                                        0.00

     Class A Monthly Servicing Fee Shortfall                              0.00
     Class B Monthly Servicing Fee Shortfall
     Collateral Interest Amount Monthly Servicing Fee Shortfall           0.00

8.   Collateral Interest Amount Activity

     Beginning of Month Balance                                           0.00

     Required Collateral Interest Amount                                  0.00
     Collateral Interest Amount Monthly Interest                          0.00
     Collateral Interest Amount Certificate Interest Shortfall            0.00
     Collateral Monthly Principal                                         0.00
     Collateral Monthly Principal Payable per
       $1,000 of Original Investment                                      0.00
     Collateral Interest Monthly Interest Payable
       per $1,000 of Original Investment                                  0.00
     Excess Spread used to satisfy payments per Loan Agreement            0.00
     Collateral Interest Amount Deposits                                  0.00
     End of Month Balance                                                 0.00
     Reinvestment Income Received on Collateral Interest Amount           0.00

     Aggregate Collateral Interest Amount Draws                           0.00

     Available Collateral Interest Amount (Dollars)                       0.00
     Available Collateral Interest Amount (Percentage)                    0.00%
     Ratio of Collateral Interest to Investor Interest                    0.00%
--------------------------------------------------------------------------------

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                           MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      __
Monthly Period Ended                                          ______________
Distribution Date                                             ______________
Determination Date                                            ______________
Number of Days in Period                                                 ___
--------------------------------------------------------------------------------

9.   Past Due Statistics
     (past due on a contractual basis)

     1-30 days past due              Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     31-60 days past due             Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     61-90 days past due             Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     91-120 days past due            Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     121-150 days past due           Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     151-180 days past due           Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

     181 + days past due             Dollars                                 0
                                     Percent Dollars                     0.00%
                                     Number of Accts                         0
                                     Percent Number of Accts             0.00%

10.  Base Rate Calculation

     Base Rate                                                           0.00%

     Portfolio Yield                 (net of losses)                     0.00%

     Excess of Portfolio Yield over Base Rate                            0.00%

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      __
Monthly Period Ended                                          ______________
Distribution Date                                             ______________
Determination Date                                            ______________
Number of Days in Period                                                 ___
--------------------------------------------------------------------------------
11.  Number of Accounts in the Trust

     Number of Additional Accounts                                           0
     Number of Removed Accounts                                              0
     Number of Automatic Additional Accounts                                 0
     Ending Number of Accounts                                               0
--------------------------------------------------------------------------------